Exhibit 4.1

NUMBER		SHARES
[LOGO] Bank of the James Financial Group, Inc.
	Incorporated under the laws of the State of Virginia	SEE REVERSE FOR CERTAIN DEFINITIONS
	COMMON STOCK	CUSIP 470299 10 8

This certifies that: is the owner of:

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $4.00 PAR VALUE EACH OF

— BANK OF THE JAMES FINANCIAL GROUP, INC. —

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Virginia, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	Countersigned
STOCKTRANS INC. 44 WEST LANCASTER AVE., ARDMORE, PA 19003 TRANSFER AGENT

	[BANK OF THE JAMES	BY:
	FINANCIAL GROUP, INC. CORPORATE SEAL]	AUTHORIZED SIGNATURE
Secretary-Treasurer		President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants common	UNIF GIFT MIN ACT — Custodian — (Cust) (Minor) under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

Please insert social security or other

identifying number of assignee

__________________________________________

(Please print or typewrite name and address, including zip code, of assignee)

Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

STOCK MARKET INFORMATION
www.stockinformation.com	COLUMBIA FINANCIAL PRINTING CO., P.O.BOX 219, BETHPAGE, NY 11714

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